Subsequent Event	12 Months Ended
Sep. 30, 2013
Subsequent Events [Abstract]
Subsequent Event

Note 23 — Subsequent Event

On November 5, 2013, the Company entered into a definitive agreement to acquire substantially all the assets of Celcite Management Solutions LLC (“Celcite”), for approximately $129,000 in cash, subject to customary closing conditions. Additional consideration may be paid later based on the achievement of agreed performance metrics. Celcite is a leading provider of network management solutions. The transaction is expected to close towards the end of the first quarter of fiscal 2014, or in the beginning of the second quarter of fiscal 2014.